                   SMITH BARNEY MANAGED MUNICIPALS FUND INC.
                                 (the "Fund")

                      Supplement dated August 7, 2003 to
                        Prospectus dated June 27, 2003

The following information revises and supersedes, as applicable, the information set forth in the Prospectus of the Fund under "Sales Charges--Class A Shares":

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

                                Sales Charge Sales Charge Broker/Dealer
                                 as a % of    as a % of     Commission
                                  offering    net amount     as % of
Amount of purchase               price (%)   invested (%) Offering Price
Less than $25,000                   4.00         4.17          3.60
$25,000 but less than $50,000       3.50         3.63          3.15
$50,000 but less than $100,000      3.00         3.09          2.70
$100,000 but less than $250,000     2.50         2.56          2.25
$250,000 but less than $500,000     1.50         1.52          1.35
$500,000 or more                     -0-          -0-          1.00*

* A distributor pays up to 1.00% to the Service Agent.

FD 02817